UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2025

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 East Broad Street 2nd Floor

Hopewell, New Jersey 08425

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (808) 209-7887

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 11, 2025, the Board of Directors (the “Board”) of Apimeds Pharmaceuticals US, Inc. (the “Company”) amended its bylaws to, among other things: (i) establish an advanced notice procedure for stockholder proposals and director nominations to be brought before an annual or special meeting of stockholders (Section 5); (ii) limit the circumstances under which a special meeting of the stockholders can be convened (Section 6(a)); (iii) reduce the quorum requirement to transact business at a meeting of the stockholders from a majority, to 33 1/3% of the outstanding shares of stock entitled to vote (Section 8); (iv) eliminate the ability of stockholders to act by written consent (Section 13); (v) set the range of the number of directors constituting the whole Board to not less than one and not more than seven in number (Section 15); (vi) limit the removal of directors to removal for cause only, requiring the affirmative vote of at least 66 2/3% of the voting power of all outstanding shares entitled to vote in the election of directors (Section 19(a)); (vii) allow the stockholders to adopt, amend or repeal the bylaws of the Company with the affirmative vote of the holders of at least 66 2/3% of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class; (viii) add a forum selection clause limiting litigation brought against the Company to the state Delaware (Section 47); and (ix) make certain other miscellaneous changes. The foregoing description of the amendments to the bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Apimeds Pharmaceuticals US, Inc.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: April 15, 2025	By:	/s/ Erik Emerson
	Name:	Erik Emerson
	Title:	Chief Executive Officer

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